UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2007

                                Con-way Inc.
           (Exact name of registrant as specified in its charter)

           Delaware               1-5046         94-1444798
 (State or other jurisdiction  (Commission      (IRS Employer
      of incorporation)        File Number)  Identification No.)

  2855 Campus Drive, San Mateo, California          94403
  (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code       (650) 378-5200

                               Not Applicable
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item
9.01 with respect to the Current Report on Form 8-K filed by the registrant on August 23, 2007 regarding the acquisition of Transportation Resources, Inc.

Item 9.01     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited consolidated balance sheet of Transportation Resources, Inc. at December 31, 2006 and the audited consolidated statements of income, shareholders' equity and cash flows for the year ended December 31, 2006 and the related notes to the financial statements, together with the independent auditors' report, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

The unaudited consolidated balance sheet of Transportation Resources, Inc. at June 30, 2007 and the unaudited consolidated statements of income and cash flows for the six months ended June 30, 2007 and 2006 and the related notes to the financial statements are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the registrant at June 30, 2007, and the unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2006 and the six months ended June 30, 2007 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

(d)  Exhibits

     23.1  Consent of BKD, LLP

     99.1 Audited Consolidated Financial Statements of Transportation Resources, Inc. at December 31, 2006 and for the year ended December 31, 2006

     99.2 Unaudited Consolidated Financial Statements of Transportation Resources, Inc. at June 30, 2007 and for the six months ended June 30, 2007 and 2006

     99.3 Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant at June 30, 2007 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2006 and the six months ended June 30, 2007





                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CON-WAY INC.


                               By:  /s/ Kevin C. Schick
                                   ---------------------
                               Name:  Kevin C. Schick
                               Title: Senior Vice President and Chief
                                       Financial Officer


Dated:  October 9,2007







EXHIBIT INDEX


23.1    Consent of BKD, LLP

99.1 Audited Consolidated Financial Statements of Transportation Resources, Inc. at December 31, 2006 and for the year ended December 31, 2006

99.2 Unaudited Consolidated Financial Statements of Transportation Resources, Inc. at June 30, 2007 and for the six months ended June 30, 2007 and 2006

99.3 Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant at June 30, 2007 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2006 and the six months ended June 30, 2007